Subsequent Events	9 Months Ended
Sep. 30, 2014
Subsequent Events [Abstract]
Subsequent Events

NOTE 12 – Subsequent Events

KBM Worldwide Note 2

On October 1, 2014 we entered into an agreement for the sale of a Convertible Promissory Note (“KBM Note 2”) in the principal amount $43,000 with an interest rate of 8% per annum pursuant to the terms of a Securities Purchase Agreement between KBM Worldwide, Inc. (“KBM”), a New York corporation, and Blue Water.  The KBM Note 2 matures on July 3, 2015.  The KBM Note 2 is convertible at 58% of the average of the lowest three trading prices of Blue Water’s common stock during the ten trading day period prior to the conversion date after 180 days.

The Company analyzed the conversion option for derivative accounting consideration under ASC 815-15 “Derivatives and Hedging” and determined that the instrument should be classified as a liability once the conversion option becomes effective after 180 days due to there being no explicit limit to the number of shares to be delivered upon settlement of the above conversion options.

The fair value of the embedded beneficial conversion feature resulted in a partial discount of $32,258 to the note on the debt issuance date.  The discount will be amortized over the term of the note to interest expense using the straight line method which approximates the effective interest method.

Redemption of Mermaid Note

On October 31, 2014, Blue Water repaid the Mermaid Note in full.  Per the terms of the agreement, Blue Water repaid the Mermaid Note at $28,471.  No shares were issued in connection with the redemption of this note.

Redemption of Prim Note

On October 31, 2014, Blue Water repaid the Prim Note in full.  Per the terms of the agreement, Blue Water repaid the Prim Note at $40,403.  No shares were issued in connection with the redemption of this note

Redemption of JMJ Note 2

On November 7, 2014, Blue Water repaid the JMJ Note 2 in full.  Per the terms of the agreement, Blue Water repaid the JMJ Note 2 at $40,758.31.  No shares were issued in connection with the redemption of this note.

Inventory Deposit

As of September 30, 2014 we recorded $11,426 as inventory deposit for an initial order of 18,948 1-liter rum bottles (13,167 of Blue Water Ultra Premium Rum™ and 5,781 of Blue Water Caribbean Gold™ Premium Rum).  The aggregate value of this initial order was $42,484.  These bottles were shipped by our Chinese manufacturer on October 21, 2014.  We paid the remaining balance of $31,058 at the time of shipment.

Issuance of Preferred Stock

On November 13, 2014, our Board of Directors designated a new class of preferred stock: Class A Series Preferred Stock.  Taurus Financial Partners, LLC, an affiliate shareholder controlled by our President and CEO, tendered 150,000,000 shares of our common stock in exchange for 150,000 shares of Class A Preferred Stock.  Subsequently, we cancelled these tendered shares, which resulted in us having 126,206,213 shares of common stock issued and outstanding.

No other material events or transactions have occurred during this subsequent event reporting period which required recognition or disclosure in the financial statements.